EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iCAD, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2003 (the "Report"), I, W. Scott Parr, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ W. Scott Parr
                                            ------------------------------------
                                            W. Scott Parr
                                            Chief Executive Officer

Date: November 14, 2003

A signed original of this written statement required by Section 906 has been provided to iCAD, Inc. and will be retained by iCAD, Inc. and furnished to the Securities and Exchange Commission upon request.